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                                                                    EXHIBIT 24.2


                           DIRECTORS AND OFFICERS OF
                                TRANSDIGM INC.
                               POWER OF ATTORNEY

The undersigned directors and officers of TransDigm Inc., hereby constitute and appoint Gregory Rufus, with full power of substitution and resubstitution, as attorney-in-fact for each of the undersigned, and in the name, place and stead of each of the undersigned, to execute on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended September 30, 2001 pursuant to Section 13 of the Securities and Exchange Act of 1934 and to execute any and all amendments to such report and to file the same, with all exhibits thereto and other documents required to be filed in connection therewith, granting to such attorney full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of each of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                       EXECUTED as of December 28, 2001.

         /s/Douglas W. Peacock                        /s/ William Hopkins
----------------------------------------        ------------------------------
           Douglas W. Peacock                      William Hopkins, Director
         Chairman of the Board


          /s/W. Nicholas Howley                       /s/ Muzzafar Mirza
----------------------------------------        ------------------------------
           W. Nicholas Howley                       Muzzafar Mirza, Director
 President and Chief Executive Officer
      (Principal Executive Officer)



           /s/Stephen Berger                           /s/John W. Paxton
----------------------------------------        ------------------------------
        Stephen Berger, Director                    John W. Paxton, Director



          /s/Thomas R. Wall, IV
----------------------------------------
      Thomas R. Wall, IV, Director

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